ANALYSTS GROUP
                                       OF
                                  MUTUAL FUNDS



PROSPECTUS DATED OCTOBER 1, 2001

ANALYSTS STOCK FUND
ANALYSTS AGGRESSIVE STOCK FUND
ANALYSTS FIXED INCOME FUND







                            Analysts Investment Trust
                            7750 Montgomery Road
                            Cincinnati, OH 45236
                            (513) 792-5400
                            (513) 792-5408
                            FAX (513) 984-2411



       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

ANALYSTS STOCK FUND...........................................................3
ANALYSTS AGGRESSIVE STOCK FUND................................................4
ANALYSTS FIXED INCOME FUND....................................................5
COSTS OF INVESTING IN THE FUNDS...............................................6
HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND...............................7
HOW TO BUY SHARES.............................................................7
HOW TO SELL SHARES............................................................7
HOW TO EXCHANGE SHARES .......................................................8
SHARE PRICE CALCULATION.......................................................9
DIVIDENDS AND DISTRIBUTIONS...................................................9
TAXES.........................................................................9
OTHER INFORMATION ABOUT INVESTMENTS...........................................9
MANAGEMENT OF THE FUNDS.......................................................10
FINANCIAL HIGHLIGHTS .........................................................12
PRIVACY POLICY................................................................13
FOR MORE INFORMATION..........................................................15

ANALYSTS STOCK FUND

INVESTMENT OBJECTIVE
       The investment objective of the Stock Fund is long term capital appreciation.

PRINCIPAL STRATEGIES
           The Fund invests primarily in common stock of large U.S. companies, defined as those companies with a market capitalization over $5 billion. The Fund's sub-adviser applies a "top down" stock selection process, consisting of three steps:
o Economic analysis and identification of trends. Economic analysis begins with a survey of social, political and economic trends worldwide. Based upon this analysis, the sub-adviser seeks to identify major long term investment themes. This analysis also enables the sub-adviser to track the short term business cycle and discover sectors or industries of the economy that the sub-advisor believes offer superior growth potential.
o Market sector weighting. Next, the sub-adviser compares market sectors with above-average performance potential to their relative weightings in the S&P 500 Index. The sub-adviser then decides the specific amount the targeted sectors will be emphasized or overweighted.
o Individual stock selection. The individual stock selection process focuses on companies that, in the sub-adviser's opinion, are market leaders, have strong long term growth potential, a superior management record and global reach. The sub-advisor employs a stock valuation method known as growth at a reasonable price, which ranks growth stocks on a valuation basis against their peers.

           Under normal circumstances, at least 80% of the Fund's total assets will be invested in common stock. Stocks may be sold whenever erosion of fundamentals (such as revenue or earnings growth) occurs, or to rebalance company or sector allocations.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Company Risk - Fund value might decrease in response to the activities and financial prospects of an individual company.
Market Risk - Fund value might decrease in response to general market and economic conditions.
Volatility risk- Common stocks tend to be more volatile than other investment choices.
Sector Risk - If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

As with any mutual fund investment, the Fund's returns will vary and you could lose money.


IS THIS FUND RIGHT FOR YOU?
 The Fund may be a suitable investment for:
o long term investors seeking a Fund with a capital appreciation investment strategy
o    investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments The Fund is not a complete investment program.

HOW THE FUND HAS PERFORMED
       The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance. You should be aware that the Fund's sub-adviser did not begin managing the Fund's portfolio until October 1, 2001. On that date, the Fund's principal strategies were changed significantly. With new portfolio managers and new strategies, the Fund's past performance may be of little relevance to your investment decision.

Annual Total Returns as of December 31, of each year*

                              ANALYSTS STOCK FUND

[OBJECT OMITTED]


                         1994                -3.20%
                         1995                19.83%
                         1996                14.55%
                         1997                19.38%
                         1998                13.83%
                         1999                18.09%
                         2000                -8.01%

During the period shown, the highest return for a calendar quarter was 18.33% in the fourth quarter of 1998, and the lowest return was -11.61% for the third quarter of 1998.

* The Stock Fund's year-to-date return as of June 30, 2001 was -4.22%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/00:

                               1 YEAR             5 YEARS            SINCE
                                                                    INCEPTION**
The Fund                       -8.01%              11.08%             11.48%
S&P 500 Index                 -16.04%               9.59%              9.09%
       **  August 25, 1993

ANALYSTS AGGRESSIVE STOCK FUND


INVESTMENT OBJECTIVE
       The investment objective of the Analysts Aggressive Stock Fund (the "Fund") is long term growth through capital appreciation.

PRINCIPAL STRATEGIES
       The Fund invests primarily in common stock of U.S. companies, and may include companies of any market capitalization. The Fund's sub-adviser applies a "top down" stock selection process, consisting of three steps:
o Economic analysis and identification of trends. Economic analysis begins with a survey of social, political and economic trends worldwide. Based upon this analysis, the sub-adviser seeks to identify major long term investment themes. This analysis also enables the sub-adviser to track the short term business cycle and discover sectors or industries of the economy that the sub-advisor believes offer superior growth potential.
o Market sector weighting. Next, the sub-adviser compares market sectors with above-average performance potential to their relative weightings in the S&P 500 Index. The sub-adviser then decides the specific amount the targeted sectors will be emphasized or overweighted. The extent of the overweighting may be more aggressive than in the Stock Fund
o Individual stock selection. The individual stock selection process may focus on companies that, in the sub-adviser's opinion, are currently out of favor but exhibit strong fundamentals, or whose value or growth potential has not yet been recognized by the market. The sub-advisor employs a stock valuation method known as growth at a reasonable price, which ranks growth stocks on a valuation basis against their peers. The sub-adviser will focus on companies with higher growth estimates relative to their current stock price.

           Under normal circumstances, at least 80% of the Fund's total assets will be invested in common stock. Stocks may be sold whenever erosion of fundamentals (such as revenue or earnings growth) occurs, or to rebalance company or sector allocations.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Company Risk -- Fund value might decrease in response to the activities and financial prospects of an individual company.
Market Risk -- Fund value might decrease in response to general market and economic conditions.
Volatility Risk-- Common stocks tend to be more volatile than other investment choices. Due to the aggressive nature of the Fund, it may have higher volatility than the average fund investing in common stocks.
Smaller Company Risk -- The stocks of small and medium sized companies are subject to certain risks including:
     o possible dependence on a limited product line, market, financial resources or management group
     o less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks
     o greater fluctuation in value than larger, more established company stocks.
As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:
     o    long term investors seeking an aggressive stock fund
     o investors willing to accept significant price fluctuations in their investment
     o investors who can tolerate the greater risks associated with a more aggressive stock fund
The Fund is not a complete investment program.

HOW THE FUND HAS PERFORMED

The bar chart shows the Fund's total return for the calendar year ended December 31, 2000. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance. You should be aware that the Fund's sub-adviser did not begin managing the Fund's portfolio until October 1, 2001. Prior to that date, the Aggressive Stock Fund was called the "internet.fund" and it invested primarily in U.S. and foreign Internet companies. With new portfolio managers and new strategies, the Fund's past performance may be of little relevance to your investment decision.

Annual Total Return for the year ended December 31, 2000*

                         ANALYSTS AGRESSIVE STOCK FUND
[OBJECT OMITTED]

                         2000                -34.00%

* The Aggressive Stock Fund's year-to-date return as of June 30, 2001 was 5.31%.

During the period shown, the highest return for a calendar quarter was 11.55% in the first quarter of 2000, and the lowest return was -27.11% for the fourth quarter of 2000.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/00:

                                           1 YEAR          SINCE INCEPTION**
The Fund                                  -34.00%             -3.59%
Dow Jones Internet Index                  -66.03%            -31.34%
       **  May 4, 1999

ANALYSTS FIXED INCOME FUND

INVESTMENT OBJECTIVE
       The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
       The Fund invests primarily in investment grade fixed income securities, including U.S. government obligations, corporate debt securities, preferred stocks, convertible preferred stocks, convertible bonds and debentures. The sub-adviser defines investment grade securities as securities that have a rating from Standard and Poors of BBB (or from Moody's of Baa) or higher. To the extent the Fund invests in other investment companies, you will indirectly pay some duplicative fees. Under normal circumstances, at least 80% of the Fund's assets will be invested in fixed income securities. The Fund may invest in securities of all maturities. Bonds are purchased in maturity ranges that the sub-adviser believes will compliment the overall portfolio duration of the Fund, based on available yield. The sub-adviser believes that a blended maturity schedule may result in lower volatility while achieving high income.

       In addition, the Fund may invest in mortgage-backed securities such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Interest Rate Risk -- the value of your investment may decrease when interest rates rise. The longer the maturity, the more the value will decrease with an increase in interest rates.
Credit Risk -- the issuer of the fixed income security may not be able to make interest and principal payments when due.
Prepayment Risk -- the mortgage backed securities held by the Fund may be negatively affected by changes in prepayment rates on the underlying mortgages. Certain preferred stocks and callable bonds are also negatively affected by prepayment.
As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:
     o long term investors seeking a fund with an income and capital preservation strategy
     o investors seeking to diversify their holdings with bonds and other fixed income securities
     o investors willing to accept some price fluctuations in their investments.
The Fund is not a complete investment program.




HOW THE FUND HAS PERFORMED
       The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance. You should be aware that the Fund's sub-adviser did not begin managing the Fund's portfolio until October 1, 2001. On that date, the Fund's principal strategies were changed significantly. With new portfolio managers and new strategies, the Fund's past performance may be of little relevance to your investment decision.

Annual Total Returns as of December 31, of each year*

                           ANALYSTS FIXED INCOME FUND
[OBJECT OMITTED]

                         1994                     -6.36
                         1995                     18.13
                         1996                      6.16%
                         1997                      9.19%
                         1998                      1.54%
                         1999                     -6.79
                         2000                     12.33

During the period shown, the highest return for a calendar quarter was 6.20% in the second quarter of 1995, and the lowest return was -3.44% for the fourth quarter of 1999.

* The Fixed Income Fund's year-to-date return as of June 30, 2001 was 5.60%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/00:

                               1 YEAR            5 YEARS           SINCE
                                                                 INCEPTION**
The Fund                       12.32%              4.27%           3.87%
Lehman
Intermediate Index             10.18%              5.88%           6.11%
       **August 25, 1993

COSTS OF INVESTING IN THE FUNDS:
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                       AGGRESSIVE    FIXED
                                                              STOCK      STOCK       INCOME

SHAREHOLDER FEES
(fees paid directly from your investment).....................None       None          None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees...............................................2.00%      2.75%(1)      1.50%
Distribution Fees.............................................None       None          None
Total Annual Fund Operating Expenses..........................2.00%      2.75%(1)      1.50%

(1) Restated to reflect current fees.


EXPENSE EXAMPLE:
           The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                               1 YEAR     3 YEARS     5 YEARS        10 YEARS
                               ------     -------     -------        --------

Stock Fund                     $210       $648        $1,113           $2,396
Aggressive Stock Fund          $289       $929        $1,661           $3,964
Fixed Income Fund              $157       $489        $  843           $1,841

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
       If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

Analysts Investment Trust
7750 Montgomery Road
Cincinnati, Ohio 45236
(513) 792-5400
(513) 792-5402
FAX: (513) 984-2411


HOW TO BUY SHARES

INITIAL PURCHASE The minimum initial investment for each Fund is $1,000. Due to Federal limitations, the minimum initial investment for an Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

       BY MAIL- You may purchase shares of any Fund by following these steps:
o    Complete and sign an application;
o    Draft a check made payable to: Analysts Investment Trust;
o Identify on the check and on the application the Fund(s) in which you would like to invest;
o Mail the application, check and any letter of instruction to the above address.

       BY WIRE - You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Fund first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:


Firstar Bank/Cincinnati
ABA #0420-0001-3
DDA #48036-9362
Account #19-0086-Analysts Fixed Income Fund
Account #19-0085-Analysts Stock Fund
Account #19-0087-Analysts Aggressive Stock Fund
Shareholder Account Name -___________________
Shareholder Account Number - __________

       You must mail a completed application to Analysts Investment Trust after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, is not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL PURCHASES
       You may buy additional shares of a Fund at any time (minimum of $25) by mail or by bank wire. Each additional purchase request must contain:
o    Name of your account(s);
o    Account number(s);
o    Name of the Fund(s) in which you wish to invest.

       Checks should be made payable to "Analysts Investment Trust" and should be sent to the Analysts Investment Trust at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the Fund.

       The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares your own as reimbursement for any loss incurred.

HOW TO SELL SHARES
       You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Analysts Investment Trust and must include:

o    Letter of instruction;
o    Fund name;
o    Account number(s);
o    Account name(s);
o    Dollar amount or the number of shares you wish to sell.

       All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

       For sales in excess of $50,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

       BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed to the address of record. The minimum amount that may be wired is $1,000.

       By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, the shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

       BY SYSTEMATIC WITHDRAWAL PROGRAM - Shareholders may request that a predetermined amount be sent by check, ACH or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

       In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the fifth day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

       ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the ten-day waiting period.

       When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 984-2411.

       Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $1,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. In addition, all shares of a Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES

       As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Analysts Investment Trust or for shares of the Cash Account Trust Fund, an unaffiliated money market fund. You may make an exchange by telephone or by written request.

       BY TELEPHONE - Shareholders may call the Fund to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Fund. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

       An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

       Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

       The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

       Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the transfer agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

       Each Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. Each Fund intends to distribute its capital gains once a year, at year-end.

       Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the transfer agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

       In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

           Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

       Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.


OTHER INFORMATION ABOUT INVESTMENTS

THE STOCK FUND AND THE AGGRESSIVE STOCK FUND may invest in various types of investment companies, including exchange traded funds (ETFs). ETFs own stocks included in a particular index and changes in the price of the ETFs (before deducting the ETFs' expenses) track the movement of the associated index relatively closely. To the extent a Fund invests in investment companies, shareholders of the Fund may be subject to duplicative management fees.

           ETFs include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRSs, DIAMONDS, and other security baskets. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.

           ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The Funds may also invest in various sector index products such as Select Sector SPDR Funds, iShares Sector Funds and HOLDRS. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund will invest in new exchange traded shares as they become available.


THE STOCK FUND AND THE AGGRESSIVE STOCK FUND may each invest up to 20% of the value of its assets in equity or fixed income securities of foreign issuers by purchasing American Depositary Receipts for foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market, or ETFs like World Equity Benchmark Shares ("WEBS"). An ADR is a U.S. dollar denominated certificate that evidences ownership of shares of a foreign company. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series (or iShares) seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International Index.

           Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

GENERAL From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Consistent with the Fund's investment objective, each Fund may also invest a portion of its assets in these securities for liquidity purposes.

       The investment objectives and strategies of any Fund may be changed without shareholder approval.

MANAGEMENT OF THE FUNDS

       Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 ("EAI"), serves as investment adviser to the Funds. In this capacity, EAI is responsible for managing the Funds' business affairs and for providing general investment advice to the Funds, although EAI has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund's portfolio to O'Sullivan Sims & Hogan, Inc.

       EAI is a Cincinnati-based company that has been in business since 1984, is registered as an investment adviser with the Securities and Exchange Commission and a member of the National Association of Securities Dealers. EAI offers investment management services, mutual funds, variable insurance products, and financial analysis to a wide range of clients, including businesses, individuals, pension plans, and institutions. The management fees paid during the fiscal year ended July 31, 2001 by each Fund were: Stock Fund 2.00%; internet.fund (now the Aggressive Stock Fund) 3.00%; and Fixed Income Fund 1.50%.

       O'Sullivan Sims & Hogan, Inc., 250 West Court Street, Suite 312E, Cincinnati, Ohio 45202 ("OSH") serves as investment sub-adviser to the Funds. Founded in 1995, OSH manages equity and fixed income portfolios for individuals, families, trusts, IRAs, corporate pension and profit sharing plans, 401(k) plans, endowments and foundations. A committee of OSH has been primarily responsible for the day-to-day management of each Fund's portfolio since October 1, 2001. Prior to that date, the portfolios were managed by EAI.

       EAI has agreed to pay OSH an annual sub-advisory fee, based on average net assets, as follows: Stock Fund, 0.50%; Aggressive Stock Fund, 0.65%; Fixed Income Fund, 0.35%. In each case, OSH has agreed to waive a portion of its fees during the first two years of the sub-advisory agreement. A description of these waivers is found in the Funds' Statement of Additional Information.


THE SUB-ADVISER'S PRIOR PERFORMANCE

       OSH, the Funds' sub-adviser, has been managing equity accounts for its clients since May 31, 1995. The performance of all of the sub-adviser's accounts with investment objectives, policies and strategies substantially similar to those of the Stock Fund appears below. The data is provided to illustrate past performance of the sub-adviser in managing such accounts, as compared to the S&P 500 Index. The persons responsible for the performance of the accounts have been responsible for the investment management of the Stock Fund since the sub-adviser began managing the Stock Fund on October 1, 2001.

       The performance of the accounts managed by the sub-adviser does not represent the historical performance of the Stock Fund and should not be considered indicative of future performance of the Stock Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses (including management fees), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Stock Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

                                           AVERAGE ANNUAL RETURNS
                                     FOR PERIODS ENDED DECEMBER 31, 20001

                                 OSH MANAGED               S&P 500
                                  ACCOUNTS(2)               INDEX(3)

One year                           -3.47%                  -9.10%
Five years                         19.64%                  18.32%
Since Account Inception*           21.07%                  19.59%

*MAY 31, 1995

     (1) AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000 FOR THE MANAGED ACCOUNTS ARE CALCULATED USING CALCULATIONS WHICH DIFFER FROM THE STANDARDIZED SEC CALCULATION.

     (2) THE SUB-ADVISER'S TOTAL RETURNS BY YEAR WERE AS FOLLOWS: 1996 23.20%, 1997 31.80%, 1998 26.40%, 1999 23.70%, AND 2000 -3.47%. THE
          SUB-ADVISER'S PERFORMANCE FIGURES REFLECT THE USE OF TIME-WEIGHTED AVERAGE ANNUAL RETURNS AND ARE ASSET-WEIGHTED BY PORTFOLIO AND CASH FLOW FOR THE SUB-ADVISER'S EQUITY ACCOUNTS HAVING OBJECTIVES SUBSTANTIALLY SIMILAR TO THE FUND. THE COMPOSITE INCLUDES ALL U.S. EQUITY GROWTH ACCOUNTS OVER $200,000. OTHER ACCOUNTS OF THE SUB-ADVISER ARE EXCLUDED FROM THE COMPOSITE BECAUSE THE NATURE OF THOSE ACCOUNTS MAKE THEM INAPPROPRIATE FOR PURPOSES OF COMPARISON. PERFORMANCE FIGURES REFLECTED ARE NET OF ALL EXPENSES, INCLUDING TRANSACTION COSTS AND COMMISSIONS, AND HAVE BEEN ADJUSTED TO REFLECT THE STOCK FUND'S CURRENT EXPENSE RATIO AS IT APPEARS IN THIS PROSPECTUS. RESULTS INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. COMPLETE PERFORMANCE PRESENTATION NOTES ARE AVAILABLE FROM THE SUB-ADVISER ON REQUEST.

     (3) THE S&P 500 INDEX RETURNS BY YEAR WERE AS FOLLOWS: 1996 22.99%, 1997 33.34%, 1998 28.57%, 1999 21.05%, AND 2000 -9.1_%. THE S&P 500 INDEX
          IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS, AND PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX IS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.

FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Berge & Company LTD, whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge.

For the following fiscal years ended July 31:


              Begin-     Net     Net     Total   Distri-  Distri-    Total    NAV     Total    Net    Ratio   Ratio   Portfolio
               ning    Invest-  Gains   Opera-   butions  butions   Distri-  end of   Return  Assets    of     of     Turnover
               NAV      ment   (Losses)  tions    from     from     butions  period     %     end of Expenses  Net     Rate %
                $      Income      $       $    Dividends Capital      $       $              period  to Avg  Income
                        $(a)                      $(b)    Gains $                               $       Net   to Avg
                                                                                             millions Assets   Net
                                                                                                         %   Assets %
               ------------------------------------------------------------------------------------------------------------------
  STOCK FUND
     2001      26.15     0.03    (3.60)  (3.57)    0.00    (1.53)    (1.53)   21.05   (13.51)  8.34    2.00    0.12    15.43
     2000      28.41    (0.05)    2.35    2.30     0.00    (4.56)    (4.56)   26.15    14.21   9.64    2.00   (0.19)    0.00
     1999      24.99     0.02     3.56    3.58    (0.16)    0.00     (0.16)   28.41    14.36   8.97    2.00    0.08    89.30
     1998      24.18     0.09     0.93    1.02    (0.06)   (0.15)    (0.21)   24.99    4.25    8.18    2.00    0.37     5.47
     1997      18.28     0.32     6.06    6.38    (0.35)   (0.13)    (0.48)   24.18    35.47   6.39    2.00    1.54     5.11

    AGGRESSIVE STOCK FUND
 (FORMERLY THE INTERNET.FUND)
     2001      12.32    (0.16)   (3.12)  (3.28)    0.00     0.00      0.00     9.04   (26.60)  1.53    3.00   (1.58)    8.81
     2000       9.86    (0.17)    2.63    2.46     0.00     0.00      0.00    12.32    24.99   2.12    3.00   (1.32)    1.36
     1999       9.52    (0.04)    0.38    0.34     0.00     0.00      0.00     9.86   14.77*   0.75    3.00   (1.68)    0.00

     FIXED
  INCOME FUND
     2001      12.67     0.73     0.64    1.37    (0.73)    0.00     (0.73)   13.31    11.11   4.76    1.50    5.58     0.00
     2000      13.24     0.78    (0.51)   0.27    (0.79)   (0.05)    (0.84)   12.67    2.32    3.90    1.50    6.24    11.30
     1999      14.27     0.78    (1.03)  (0.25)   (0.78)    0.00     (0.78)   13.24   (1.77)   3.87    1.50    5.57     9.70
     1998      14.43     0.80    (0.18)   0.62    (0.78)    0.00     (0.78)   14.27    4.30    4.67    1.50    5.50     9.91
     1997      13.62     0.79     0.78    1.57    (0.76)    0.00     (0.76)   14.43    12.05   4.03    1.50    5.63     0.97


*ANNUALIZED

                                 PRIVACY POLICY

       The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:
     o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
     o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

           CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

           CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INVESTMENT ADVISER
Equity Analysts Inc.
7750 Montgomery Road
Cincinnati, Ohio 45236

SUB-ADVISER
O'Sullivan Sims & Hogan, Inc.
250 West Court Street
Suite 312 E
Cincinnati, Ohio  45202

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

AUDITORS
Berge & Company LTD
20 West Ninth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Brown Cummins & Brown Co., L.P.A.
3500 Carew Tower
441 Vine Street
Cincinnati, OH  45202

                              FOR MORE INFORMATION

       Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

           Call the Funds collect at 513-792-5400 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

           You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.














Investment Company Act #811-7254

                            ANALYSTS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2001

                               ANALYSTS STOCK FUND
                         ANALYSTS AGGRESSIVE STOCK FUND
                           ANALYSTS FIXED INCOME FUND

       This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Analysts Investment Trust dated October 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2001 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Trust at 7750 Montgomery Road, Cincinnati, Ohio 45236 or by calling the Trust at (513) 792-5400.


TABLE OF CONTENTS
                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUNDS............................................2

TRUSTEES AND OFFICERS.........................................................3

ADDITIONAL INFORMATION ABOUT FUND INVESTEMENTS................................4

INVESTMENT LIMITATIONS ......................................................11

INVESTMENT ADVISER AND SUB-ADVISER...........................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................15

DETERMINATION OF SHARE PRICE.................................................17

INVESTMENT PERFORMANCE.......................................................17

CUSTODIAN AND TRANSFER AGENT.................................................19

ACCOUNTANTS..................................................................19

DISTRIBUTOR..................................................................19

FINANCIAL STATEMENTS.........................................................20

DESCRIPTION OF THE TRUST AND FUNDS

       Analysts Investment Trust (the "Trust") is a diversified, open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated May 28, 1993 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of three series have been authorized. The Analysts Stock Fund and Analysts Fixed Income Fund, were organized on May 28, 1993 and commenced operation on August 25, 1993. The Analysts Aggressive Stock Fund (formerly the internet.fund) was organized on March 25, 1999 and commenced operation on May 4, 1999.

       The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series which each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

       Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidations rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

       Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust. For example, if the Trustees determine that failure to redeem might have materially adverse tax consequences to all or any of the shareholders due to changes in tax laws, the Trustees may exercise their discretion to redeem shares.

       For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

       As of August 31, 2001, the following owned five percent (5%) or more of the Stock Fund: David Sandman, 3845 Socialville-Foster Road, Mason, Ohio 45040 - 5.15%.

       As of August 31, 2001, the following owned five percent (5%) or more of the Fixed Income Fund: David Sandman, 3845 Socialville-Foster Road, Mason, Ohio 45040 - 10.54%, David Manzler Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236 - 9.53%, Perfection Petroleum, P.O. Box 33, Drake, Kentucky 42128 - 5.60%.

       As of August 31, 2001, the following owned five percent (5%) or more of the Aggressive Stock Fund: Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 - 8.00%,* Sagi Raju, 5355 Indian Heights, Cincinnati, Ohio 45243 - 6.75%.

       As of August 31, 2001, the Trustees and Officers as a group beneficially owned 5.03% of the Stock Fund, less than 1.00% of the Fixed Income Fund and 10.57% of the Aggressive Stock Fund.

*As President and controlling shareholder of Equity Analysts Inc., David Lee Manzler, Jr., 7750 Montgomery Road, Cincinnati, Ohio 45236, may be deemed to beneficially own these shares. When the shares owned by Equity Analysts Inc. are added to other shares beneficially owned by him, David Lee Manzler, Jr. beneficially owned, as of August 31, 2001, 9.93% of the outstanding shares of the Aggressive Stock Fund.

TRUSTEES AND OFFICERS

       The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who may be an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME                                      POSITION
*David Lee Manzler, Jr.                   President, Treasurer and Trustee
Craig Hunt                                Secretary
Walter E. Bowles, III                     Trustee
Chetan Damania                            Trustee

     The principal occupations of the executive officers and Trustees of the Trust during the past several years are set forth below:

     DAVID LEE MANZLER, JR., (year of birth: 1961), 7750 Montgomery Road, Cincinnati, Ohio is President and a Director of Equity Analysts Inc. Prior to June 1990, he was a captain in the U.S. Marine Corps.

     CRAIG HUNT, (year of birth: 1969), 7750 Montgomery Road, Cincinnati, Ohio is Secretary of Equity Analysts Inc. He is also a financial analyst for Equity Analysts Inc. and has been with the company since 1993.

     WALTER E. BOWLES, III, (year of birth: 1961), 6645 Miami Trails Drive, Loveland, Ohio has been President of Webco Environmental Management, Inc., an environmental consulting firm, since September 1993.

     CHETAN DAMANIA, (year of birth: 1962), 6830 Raven Court, Hamilton, Ohio has been an Engineer at Ethicon Endo-Surgery since November 1995.

     The compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2001 is set forth in the following table:

                                                       TOTAL COMPENSATION FROM
                           AGGREGATE COMPENSATION      TRUST (THE TRUST IS NOT
NAME                         FROM TRUST(1)              IN A FUND COMPLEX)(1)
-------------------------- -----------------------   ---------------------------

David Lee Manzler, Jr.            $0                          $0
Walter E. Bowles, III             $400                        $400
Robert W. Buechner(2)             $800                        $800
Chetan Damania                    $800                        $800
James S. Todd(3)                  $400                        $400

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the adviser to pay all of the operating expenses of the Trust (with limited exceptions), the adviser makes the actual payment.

(2) Effective September 28, 2001, Mr. Buechner is no longer a Trustee.

(3) Effective July 26, 2001, Mr. Todd is no longer a Trustee.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

       This section contains additional information about some of the investments a Fund may make and some of the techniques it may use.

       A. EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities include common stock, common stock equivalents (such as rights and warrants) and investment companies which invest primarily in the above. Warrants are options to purchase common stock at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

       B. FOREIGN SECURITIES. The Stock Fund and the Aggressive Stock Fund may each invest up to 20% of the value of its assets in equity or fixed income securities of foreign issuers by purchasing American Depositary Receipts for foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer.

       Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

       C. FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities. Fixed income securities include debt securities of domestic and foreign corporations, U.S. government securities, securities of foreign governments, adjustable rate preferred stock, mortgage-related securities, repurchase agreements, municipal obligations, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities, as well as investment companies which invest primarily in the above. Preferred stock and certain common stock equivalents such as convertible bonds and debentures may also be considered to be fixed income securities. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.

       Fixed income securities are generally considered to be interest rate sensitive, which means that their value will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. Each Fund may invest in fixed income securities of any maturity and will make maturity decisions based upon the adviser's analysis of market conditions.

       SECURITIES RATINGS - The Funds' sub-adviser considers debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities may have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the sub-adviser will dispose of the security as soon as practicable (depending on market conditions) unless the sub-adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. In addition, no Fund will invest in securities rated lower than B by S&P or Moody's. If a particular fixed income security is unrated, the sub-adviser will generally look to the rating of other debt of the issuer, if a rating is available.

       U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

       Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

       Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government.

       ADJUSTABLE RATE PREFERRED STOCKS - Adjustable rate preferred stocks have a variable dividend which, rather than being set for the life of an issue, generally is determined quarterly according to a formula based upon a specified premium to, or discount from, the yield on certain U.S. Treasury securities. The market value of these stocks should therefore be less sensitive to interest rate fluctuations than those of other fixed income securities and preferred stocks. They may also have conversion, exchange or other additional features which are designed to enhance stability of principal. Nevertheless, the market value of an adjustable rate preferred stock can be expected to fluctuate with, among other factors, changes in interest rates generally or the creditworthiness of the issuer.

       CORPORATE DEBT SECURITIES - Corporate debt securities are bonds or notes issued by corporation and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

       Each Fund may invest in fixed income securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. (Moody's), or if unrated, determined by the adviser to be comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

       The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

       If the rating of a security by S&P or Moody's drops below investment grade, the sub-adviser will dispose of the security as soon as practicable (depending on market conditions) unless the adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The sub-adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through diversification, investment analysis and monitoring of general economic conditions and trends. While the sub-adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade.

       ZERO COUPON AND PAY-IN-KIND BONDS - The Fixed Income Fund may invest in "zero coupon" and "pay-in-kind" bonds. Corporate debt securities and municipal securities include zero coupon bond and pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its opinion, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow any issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will invest no more than 25% of its net assets in zero coupon bonds or pay-in-kind bonds.

       FINANCIAL SERVICE INDUSTRY OBLIGATIONS - The Fixed Income Fund may invest in financial service industry obligations including, among others, the following:

           (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time ( usually from fourteen days to one year) at a stated or variable interest rate.

           (2) TIME DEPOSITS. Time Deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

           (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

       MORTGAGE-RELATED SECURITIES - The Fixed Income Fund may invest in mortgage-related securities including securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

       Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government (such as the Federal Home Loan Mortgage Corporation) or by private organizations.

       CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

       REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

       Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. In addition, in the event of a bankruptcy or other default of a broker who issued a CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest not more than 5% of its net assets in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. Some "stripped" CMOs, known as "inverse floaters," have coupon rates which are set periodically at a rate inverse to the index rate.

       The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

       ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES - The Fixed Income Fund is permitted to invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities are available to investors, including CARssm(Certificates for Automobile Receivablessm) and interests in pools of credit card receivables. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments or principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed and receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the requirement payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments, which shorten, the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will invest no more then 10% if its net assets in asset-backed or receivable-backed securities.

       FLOATING AND VARIABLE RATE OBLIGATIONS - The Fixed Income Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

       A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

       D. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Trust's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

       E. ILLIQUID SECURITIES. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped CMOs, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. No Fund will invest more then 5% of its net assets in illiquid securities.

       F. INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies. Other investment companies offer diversification that may not be attainable otherwise. For example, investment in another investment company could enhance the Fund's diversification among issuers of foreign securities, fixed income securities or in a particular industry sector. The Funds, considered together, will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees. Investment by the Fund in CMOs and foreign banks that are deemed to be investment companies under the Investment Company Act of 1940 will be included in the limitation on investments in other investment companies.

       G. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more then 5% of its net assets in illiquid securities.

       H. SHORT SALES. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

       In connection with its short sales, a Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Each Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is limited.

INVESTMENT LIMITATIONS

       FUNDAMENTAL - The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or applicable series) present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

       1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when borrowing is made. The limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

       2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

       4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

       5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

       6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. No Fund will invest 25% or more of its assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

       With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

       Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such a merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

       NON-FUNDAMENTAL - The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

       I. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

       II. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     III. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

     IV. ILLIQUID INVESTMENTS. No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

       V. 80% INVESTMENT POLICY. Under normal circumstances, at least 80% of the Stock Fund's and the Aggressive Stock Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stock. Under normal circumstances, at least 80% of the Fixed Income Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in fixed income securities. No Fund will change their respective policy unless the applicable Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the applicable Fund's shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER
     The Trust's investment adviser is Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 (the "Adviser"). David Lee Manzler may be deemed to be a controlling person and affiliate of the Adviser due to his ownership of its shares and his position as officer and director of the Adviser. Mr. Manzler, because of his affiliation, may receive benefits from the management fees paid to the Adviser.

       Under the terms of the management agreements (each an "Agreement"), the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation For the Adviser's management services and agreement to pay the Fund's expenses, Analysts Stock Fund is obligated to pay the Adviser's fee computed and accrued daily and paid monthly at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.5% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Fixed Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Aggressive Stock Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.75% of the average daily net assets of the Fund up to and including $20,000,000, 2.50% of such assets from $20,000,000 to and including $40,000,000, 2.00% of such assets from $40,000,000 to and including $100,000,000 and 1.50% of such assets in excess of $100,000,000.

       For the fiscal years ended July 31, 2001, July 31, 2000, and July 31, 1999, the Analyst Stock Fund paid advisory fees of $174,189, $191,408 and $169,539 to the Adviser, respectively.

       For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, the Analyst Fixed Income Fund paid advisory fees of $64,086, $57,231 and $68,193 to the Adviser, respectively.

       For the fiscal years ended July 31, 2001 and July 31, 2000, and the period May 4, 1999 (commencement of operations) through July 31, 1999, the Analysts Aggressive Stock Fund paid advisory fees of $50,640, $47,097 and $3,586 to the Adviser, respectively.

       The Adviser retains the right to use the name "Analysts" in connection with another investment company or business enterprise with which the Adviser is or may become associated, the Trust's right to use the name "Analysts" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days notice.

     Equity Analysts Inc. is also the exclusive underwriter for the distribution of shares of the Funds. Equity Analysts Inc. is obligated to sell shares of each Fund on a best efforts basis for no compensation. Shares of each Fund are offered to the public on a continuous basis.

SUB-ADVISER
O'Sullivan Sims & Hogan, Inc. (the "Sub-Adviser") is the sub-adviser to the Funds. Declan O'Sullivan, Russell Sims and Mark Hogan may each be deemed to control the Sub-Adviser as a result of their respective beneficial ownership of shares of the Sub-Adviser. Under the terms of the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly as follows:

     STOCK FUND.                0.50% of the Fund's average daily net assets
     ----------

     FIXED INCOME FUND.         0.35% of the Fund's average daily net assets
     -----------------

     AGGRESSIVE STOCK FUND.     0.65% of the Fund's average daily net assets
     ---------------------

       Subject always to the control of the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Funds. The Sub-Adviser must use its best judgement to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the Funds. The Sub-Adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

       Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. The brokerage policies and procedures described in this section apply to the Sub-Adviser, and references in this section to "Adviser" apply to the Sub-Adviser. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commissions rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practices of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a favor in the selection of brokers and dealers to execute portfolio transactions.

       The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

       Research services include supplemental research, securities and economic analysis, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts and all such services may not be used by the Adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

       Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

       To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made random client selection.

       For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, the Analysts Stock Fund paid brokerage commissions of $4,790, $348 and $19,733, respectively.

       For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, the Analysts Fixed Income Fund paid brokerage commissions of $0, $912 and $1,384, respectively.

       For the fiscal year ended July 31, 2001 and July 31, 2000, and the period May 4, 1999 (commencement of operations) through July 31, 1999, the Analysts Aggressive Stock Fund paid brokerage commissions of $686, $1,449 and $3,285, respectively.

       The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

       The prices (net asset values) of the shares of each Fund is determined as of the close of trading of the New York Stock Exchange (4:00P.M., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

       Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price, except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.

       Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Corporate bonds, mortgage-related securities and asset-backed and receivable-backed securities are valued using the Adviser's proprietary bond pricing model, which has been approved by the Board's Trustees. When market quotations, pricing service prices or prices from the Adviser's bond pricing model are not readily available, when the Adviser determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

INVESTMENT PERFORMANCE

       Each Fund may periodically advertise "average annual total returns." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of a return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:               P = a hypothetical $1,000 initial investment
                     T = average annual total return
                     n = number of years
                     ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

       A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd+1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

       Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principals and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Analysts Fixed Income Fund's yield for the one month period ended July 31, 2001 was 0.37%.

       A Fund's investment performance will vary depending upon the market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time period used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

       From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. Analysts Stock Fund will use the Standards & Poor's 500 Stock Index and the Dow Jones Industrial Average. Analysts Fixed Income Fund will use the Shearson Lehman Intermediate Government/Corporate Bond Index. The Shearson Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

       In addition, the performance of a Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

       ANALYSTS STOCK FUND. The average annual total returns of the Stock Fund for the fiscal year ended July 31, 2001, for the five year period ended July 31, 2001 and for the period August 25, 1993 (commencement of operations) through July 31, 2001 were -13.51%, 9.79% and 10.15%, respectively.

       ANALYSTS FIXED INCOME FUND. The average annual total returns of the Fixed Income Fund for the fiscal year ended July 31, 2001, for the five year period ended July 31, 2001 and for the period August 25, 1993 (commencement of operations) through July 31, 2001 were 11.11%, 5.47% and 4.34%, respectively.

       ANALYSTS AGGRESSIVE STOCK FUND. The average annual total returns of the Analysts internet.fund (now the Aggressive Stock Fund) for the fiscal year ended July 31, 2001 and for the period May 4, 1999 (commencement of operations) through July 31, 2001 were -26.60% and -2.28%, respectively.

CUSTODIAN AND TRANSFER AGENT

       Firstar Bank, N.A., 432 Walnut Street, Cincinnati, Ohio is Custodian of the Funds' investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties. The Trust acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend distribution disbursing agent and performs other accounting and shareholder service functions.

ACCOUNTANTS

       The firm of Berge and Company LTD, 20 West Ninth Street, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2002.

DISTRIBUTOR

       The Adviser is the exclusive agent for distribution of shares of the Fund. As distributor, the Adviser is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Adviser receives no fees for its services as distributor.

FINANCIAL STATEMENTS

       The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.